                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                (INCLUDING ANY ASSOCIATED STOCK PURCHASE RIGHTS)

                                       OF
                              LOCTITE CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                         DATED NOVEMBER 6, 1996 AND THE
                       SUPPLEMENT DATED DECEMBER 6, 1996
                                       BY
                              HC INVESTMENTS, INC.
                     AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF
                                  HENKEL KGaA

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
               NEW YORK CITY TIME, ON FRIDAY, DECEMBER 20, 1996,
                         UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                                 CITIBANK, N.A.

              BY HAND:                               BY MAIL:                         BY OVERNIGHT COURIER:
           Citibank, N.A.                         Citibank, N.A.                         Citibank, N.A.
       Corporate Trust Window          c/o Citicorp Data Distribution, Inc.   c/o Citicorp Data Distribution, Inc.
     111 Wall Street, 5th Floor                    P.O. Box 7072                         404 Sette Drive
      New York, New York 10043               Paramus, New Jersey 07653              Paramus, New Jersey 07652

              FACSIMILE FOR ELIGIBLE INSTITUTIONS: (201) 262-3240
                      TO CONFIRM FAX ONLY: (800) 422-2077

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders of Loctite Corporation (the "COMPANY") either if certificates ("SHARE CERTIFICATES") evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the account of Citibank, N.A. (the "DEPOSITARY") at The Depository Trust Company or Philadelphia Depository Trust Company (each, a "BOOK-ENTRY TRANSFER FACILITY" and collectively, the "BOOK-ENTRY TRANSFER FACILITIES") pursuant to the book-entry transfer procedures described in the section entitled "THE TENDER OFFER--Procedure for Tendering Shares" of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Supplement (as defined below)) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in the sections entitled "THE TENDER OFFER--Procedure for Tendering Shares" of the Offer to Purchase and "THE AMENDED OFFER--Procedure for Tendering Shares" of the Supplement. See Instruction 2.

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution: ____________________________________________

     Check box of Applicable Book-Entry Transfer Facility:

       / / The Depository Trust Company

       / / Philadelphia Depository Trust Company
     Account Number: ___________________________________________________________
     Transaction Code Number: __________________________________________________

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
     Name(s) of Registered Holder(s): __________________________________________
     Date of Execution of Notice of Guaranteed Delivery: _______________________ Name of Institution which Guaranteed Delivery: ____________________________

     If Delivered by Book-Entry Transfer, Check box of Applicable Book-Entry Transfer Facility:

       / / The Depository Trust Company

       / / Philadelphia Depository Trust Company
     Account Number: ___________________________________________________________
     Transaction Code Number: __________________________________________________

                                       DESCRIPTION OF SHARES TENDERED

   Name(s) and Address(es) of Registered Holder(s)       Share(s) Tendered (Attach additional schedule, if
              (please fill in, if blank)                                     necessary)


                                                                          Total Number of
                                                                               Shares
                                                                            Represented
                                                          Certificate            by         Number Of Shares
                                                           Number(s)*     Certificate(s)*      Tendered**
                                                            Total Shares
 *Need not be completed by stockholders making delivery of Shares by book-entry transfer.
**Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate delivered to the Depositary are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to HC Investments, Inc., a Delaware corporation ("PURCHASER"), the above-described shares of Common Stock, par value $0.01 per share (the "SHARES"), of Loctite Corporation, a Delaware corporation (the "COMPANY"), pursuant to Purchaser's offer to purchase all outstanding Shares including the associated common stock purchase rights (the "RIGHTS") issued pursuant to the Rights Agreement (the "RIGHTS AGREEMENT"), dated as of April 14, 1994, between the Company and The First National Bank of Boston, as Rights Agent, and all benefits that may inure to holders thereof, for a purchase price of $61.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 6, 1996 (the "OFFER TO PURCHASE"), the Supplement thereto dated December 6, 1996 (the "SUPPLEMENT"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as they may be amended from time to time, together constitute the "OFFER"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. All references to Shares include references to the associated Rights, unless the context indicates otherwise. Capitalized terms not defined herein shall have the meanings attributed to them in the Offer to Purchase and the Supplement.

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after November 6, 1996 (collectively, "DISTRIBUTIONS")), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares and all Distributions for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

    By executing this Letter of Transmittal, the undersigned irrevocably appoints Dr. Karl Gruter and Mr. Ernest G. Szoke, and each of them, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by Purchaser (and any and all Distributions). All such attorneys-in-fact and proxies shall be considered coupled with an interest in the tendered Shares (and Distributions). This appointment will be effective if, when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares and Distributions will, without further action, be revoked, and no subsequent powers of attorney or proxies may be given (and if given will be deemed not to be effective). The individuals named above as attorneys-in-fact and proxies will, with respect to the Shares and Distributions for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's stockholders, and the right to act by written consent or otherwise. The undersigned understands that Purchaser reserves the right to require that, in order for Shares or Distributions to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting and consent rights with respect to such Shares and other securities.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

    No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns and trustees in bankruptcy or other legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the sections entitled "THE TENDER OFFER--Procedure for Tendering Shares" of the Offer to Purchase and "THE AMENDED OFFER--Procedure for Tendering Shares" of the Supplement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and the Supplement, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares tendered hereby.

/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 10.
     Number of Shares represented by the lost or destroyed certificates: ____________

         SPECIAL PAYMENT INSTRUCTIONS                   SPECIAL DELIVERY INSTRUCTIONS
       (SEE INSTRUCTIONS 1, 5, 6 AND 7)                (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the       To be completed ONLY if the check for the
purchase price of Shares purchased or Share     purchase price of Shares purchased or Share
Certificates evidencing Shares not tendered or  Certificates evidencing Shares not tendered or
not purchased are to be issued in the name of   not purchased are to be mailed to someone
someone other than the undersigned or if        other than the undersigned, or to the
Shares tendered by book-entry transfer which    undersigned at an address other than that
are not purchased are to be returned by credit  shown under "Description of Shares Tendered."
to an account maintained at a Book-Entry
Transfer Facility other than that designated
above.

Issue: / / Check  / / Share Certificate(s) to:  Deliver: / / Check  / / Share Certificate(s)
                                                to:

                    Name:                                           Name:
                   (Print)                                         (Print)
                   Address:                                        Address:
              (Include Zip Code)                              (Include Zip Code)
 (Taxpayer Identification or Social Security
                   Number)

/ / Credit unpurchased Shares tendered by book-entry transfer to the Book-Entry
    Transfer Facility account set forth below:

 / / The Depository Trust Company

 / / Philadelphia Depository Trust Company

               (Account Number)
          (See Substitute Form W-9)

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of these instructions, includes any participant in either of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above or (b) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "ELIGIBLE INSTITUTION"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If Share Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or Share Certificates not accepted for payment are to be returned to a person other than the registered holder of the Share Certificates surrendered, the tendered Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or name(s) of the registered holders or owners appear on the Share Certificates, with the signatures on such Share Certificates or stock powers guaranteed as aforesaid. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in the section entitled "THE TENDER OFFER--Procedure for Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all tendered Shares, or confirmation of a book-entry transfer of such Shares (a "BOOK-ENTRY CONFIRMATION"), if such procedure is available, into the Depositary's account at one of the Book-Entry Transfer Facilities pursuant to the procedures set forth in the section entitled "THE TENDER OFFER--Procedure for Tendering Shares" of the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date (as defined in the Supplement). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in the section entitled "THE TENDER OFFER--Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser herewith, must be received by the Depositary prior to the Expiration Date; and
(iii) the Share Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at one of the Book-Entry Transfer Facilities, together with a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in the section entitled "THE TENDER OFFER--Procedure for Tendering Shares" of the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange is open for business. The term "AGENT'S MESSAGE" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

    4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any alteration, enlargement or change whatsoever.

    If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered owner(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless satisfactory evidence to Purchaser of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated herein as the account from which such Shares were delivered. See Instruction 1.

    8. SUBSTITUTE FORM W-9. Each tendering stockholder (or other payee) is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") and certain other information on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such stockholder (or other payee) is subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder (or other payee) to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments thereafter to such stockholder (or other payee) until a TIN is provided to the Depositary.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth herein. Additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

    10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares so lost, destroyed or stolen. The Depositary will, in turn, notify the Company's transfer agent, who will initiate lost stock proceedings. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

    11. WAIVER OF CONDITIONS. The Conditions of the Offer may be waived by Purchaser, in whole or in part, at any time in its sole discretion in the case of any Shares tendered.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE SUPPLEMENT).

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN (or the TIN of any other payee) by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (i) such stockholder is exempt from backup withholding, (ii) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments to such stockholder until a properly certified TIN is provided to the Depositary.

                                   IMPORTANT
                             STOCKHOLDERS SIGN HERE
           (Also Please Complete Substitute Form W-9 Included Herein)

X:
--------------------------------------------------------------------------------

X:
--------------------------------------------------------------------------------

                             SIGNATURE(S) OF HOLDER(S)

Dated:
--------------------------------- , 1996
(Must be signed by the register holder(s) exactly as name(s) appear(s) on Certificates or, if tendered by a participant in a Book-Entry Transfer Facility by the participant exactly as such participant's name appears on a security position listing as the owner of the Shares or by a person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     (Please Print)

Capacity (full title):
-----------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   (Include Zip Code)

Area Code and Telephone No.:
-------------------------------------------------------------------
Taxpayer Identification or Social Security No.:
------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                    (If required--See Instructions 1 and 5)

Authorized Signature:
---------------------------------------------------------------------------
Name (Please Print):
----------------------------------------------------------------------------
Name of Firm:
--------------------------------------------------------------------------------
Title:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                                   (Include Zip Code)

Area Code and Telephone Number:
---------------------------------------------------------------
Dated:
--------------------------------- , 1996

            FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION
                           GUARANTEE IN SPACE BELOW.

                                  PAYER'S NAME: CITIBANK, N.A.
                          PART I--Taxpayer Identification         Social Security Number OR
                          Number --For all accounts, enter      Employer Identification Number
                          taxpayer identification number in   ---------------------------------
                          the box at right. (For most          (If awaiting TIN write "Applied
SUBSTITUTE                individuals, this is your social                  For")
FORM W-9                  security number. If you do not
DEPARTMENT OF THE         have a number, see OBTAINING A
TREASURY                  NUMBER in the enclosed
INTERNAL REVENUE SERVICE  GUIDELINES). Certify by signing
Payer's Request for       and dating below.
Taxpayer Identification   NOTE:If the account is in more
Number (TIN)              than one name, see chart in the
                          enclosed GUIDELINES to determine
                          which number to give the payer.
                          PART II--For Payers exempt from backup withholding, see the enclosed
                          Guidelines and complete as instructed therein.
PART III--CERTIFICATION--Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the
IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
GUIDELINES).

--------------------------------------   ----------------------------
               Signature                             Date

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
           WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FROM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to a 31% backup withholding tax until I provide a properly certified taxpayer identification number.

--------------------------------------   ----------------------------
               Signature                             Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                       [Logo of MacKenzie Partners, Inc.]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)

                         CALL TOLL FREE: (800) 322-2885

                      The Dealer Manager for the Offer is:

                                ROTHSCHILD INC.

                          1251 Avenue of the Americas
                               New York, NY 10020

                   CALL TOLL FREE: (800) 753-5151 (EXT. 3611)